SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  JUNE 5, 2002


                              KANSAS CITY SOUTHERN
               (Exact name of company as specified in its charter)


            DELAWARE                     1-4717             44-0663509
  -----------------------------   ------------------    ----------------------
  (State or other jurisdiction     (Commission file         (IRS Employer
        of incorporation)               number)         Identification Number)


                427 WEST 12TH STREET, KANSAS CITY, MISSOURI 64105
               (Address of principal executive offices) (Zip Code)


                COMPANY'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                (816) 983 - 1303


                                 NOT APPLICABLE
          (Former name or former address if changed since last report)

ITEM 5.          OTHER EVENTS


$200 MILLION NOTES  OFFERING
On June 5, 2002, The Kansas City Southern Railway Company ("KCSR") priced $200 million of senior unsecured notes due 2009 at par with a coupon of 7 1/2 %. The notes will not be callable before maturity except that up to 35% may be redeemed using equity proceeds until 2005 at a price of 107.5%.

On June 12, 2002, KCSR closed the transaction and issued $200 million of its 7 1/2% senior unsecured notes due 2009. The notes are fully and unconditionally guaranteed on a senior unsecured basis by Kansas City Southern and certain of its subsidiaries. KCSR applied the net proceeds from the offering of the notes to repay outstanding indebtedness under its existing senior unsecured credit facilities and other secured indebtedness. Concurrently with the note offering, KCSR amended and restated its existing senior unsecured credit facilities to provide greater financial flexibility. The amended and restated credit facilities consist of a $100 million revolving credit facility and a $150 million term loan. The term loan under the amended and restated credit agreement will have a maturity of approximately 6 years.



ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS

(c)              Exhibits

                 EXHIBIT NO.       DOCUMENT
                 (99)              Additional Exhibits

                 99.1 Press Release issued by Kansas City Southern dated June 5, 2002 entitled, "KCS Prices $200 Million Notes Offering", is attached hereto as Exhibit 99.1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                               Kansas City Southern


Date: June 17, 2002            By:         /S/  LOUIS G. VAN HORN
                                  -------------------------------------------
                                              Louis G. Van Horn
                                       Vice President and Comptroller
                                       (Principal Accounting Officer)

EXHIBIT 99.1

KANSAS CITY SOUTHERN                                               PRESS RELEASE
427 WEST 12TH STREET, KANSAS CITY, MISSOURI 64105               NYSE SYMBOL: KSU

Date:                  June 5, 2002

Media Contact:         William H. Galligan               Phone:     816/983-1551
                       william.h.galligan@kcsr.com       Fax:       816/983-1590
                       ---------------------------




                     KCS PRICES $200 MILLION NOTES OFFERING

Kansas City Southern announced today that it had priced $200 million of senior notes due 2009 at par with a coupon of 7 1/2%. The notes will not be callable before maturity except that up to 35% may be redeemed using equity proceeds until 2005 at a price of 107.5%. Proceeds of the offering will be used to repay bank debt and other senior indebtedness and to pay placement fees and expenses associated with the offering. The notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration under the Securities Act.

KCS is a transportation holding company that has railroad investments in the U.S., Mexico, and Panama. Its primary holding is Kansas City Southern Railway. Headquartered in Kansas City, Missouri, KCS serves customers in the central and south central regions of the U.S. KCS' rail holdings and investments are primary components of a NAFTA Railway system that links the commercial and industrial centers of the U.S., Canada, and Mexico.

This press release includes statements concerning potential future events involving the Company, which could materially differ from the events that actually occur. The differences could be caused by a number of factors including those identified in KCS's December 31, 2001 Form 10-K and the current report on Form 8-K dated December 11, 2001, each filed by the Company with the Securities and Exchange Commission (SEC). The Company will not update any forward-looking statements in this press release to reflect future events or developments.